UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: FEBRUARY 15, 2006

                              TRANSNET CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                    0-8693                22-1892295
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(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


45 Columbia Road, Somerville, New Jersey                         08876-3576
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:        908-253-0500
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Former name, former address and former fiscal year, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On February 14, 2006, TransNet Corporation issued a press release reporting its earnings for the second quarter of fiscal 2006 and six month period ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release issued February 14, 2006 reporting fiscal 2006 second quarter and six month results.




                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TransNet Corporation
                                          (Registrant)

Date  February 14, 2006
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                                          /s/ STEVEN J. WILK
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                                          Steven J. Wilk
                                          President and Chief Executive Officer